Exhibit 3.39

[STAMP]	State of California
	March Fong Eu	Form LP.
Secretary of State

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15621, California Corporations Code.

1.	NAME OF LIMITED PARTNERSHIP

LADBROKE SAN PABLO, L. P.

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE

Foster Plaza 9, 750 Holiday Drive	Pittsburgh, PA	15220

3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE	CITY	ZIP CODE

1100 Eastshore Highway, P.O. Box 6027	Albany, CA	94706

4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON                      19              WITH THE RECORDER OF              COUNTY.              FILE OR RECORDATION NUMBER

5.	NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE IF NECESSARY)

A. NAME: Ladbroke Gaming California, Inc.			C. NAME:

ADDRESS: Foster Plaza 9, 750 Holiday Drive			ADDRESS:

CITY: Pittsburgh STATE: PA		ZIP CODE: 15220	CITY:	STATE:	ZIP CODE:

B. NAME:			D. NAME:

ADDRESS:			ADDRESS:

CITY:	STATE:	ZIP CODE:	CITY:	STATE:	ZIP CODE:

6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

NAME: Peter Tunney

ADDRESS: 1100 Eastshore Highway, P.O. Box 6027			CITY: Albany	STATE: CA	ZIP CODE: 94706

7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE.			8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT. DISSOLUTION. CONTINUATION AND CANCELLATION.

NUMBER OF PAGES ATTACHED:		[-0-]	NUMBER OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE: [1]

(PLEASE INDICATE NUMBER ONLY)

9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)				THIS SPACE FOR FILING OFFICER USE

/s/ John J. Ford

SIGNATURE John J. Ford Vice President/Secretary of Ladbroke Gaming California, Inc. 2/9/95		SIGNATURE		95 041 00010 FILED In the office of the Secretary of State of the State of California FEB 10 1995

POSITION OR TITLE	DATE	POSITION OR TITLE	DATE

SIGNATURE		SIGNATURE

POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	/s/ Bill Jones BILL JONES, Secretary of State

10.	RETURN ACKNOWLEDGEMENT TO:

NAME                O’MELVENY & MYERS

ADDRESS         275 Battery Street, Suite 2600

CITY                  San Francisco, CA 94111-3305

STATE              Attn: John Charles Maddux, Esq.

ZIP CODE

SEC. STATE REV:   86                                             FORM LP-I-—FILING FEE $70

                                                                                      Approved by Secretary of State

[STAMP]	State of California Secretary of State	FILED In the office of the Secretary of State of the State of California FEB 21 2006 This Space For Filing Use Only
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT - Read Instructions before completing this form

1. SECRETARY OF STATE FILE NUMBER 199504100010		2. NAME OF LIMITED PARTNERSHIP Ladbroke San Pablo, L.P.
3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:
A. LIMITED PARTNERSHIP NAME (END THE WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP”.) HIC San Pablo, L.P,
B. THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITYAND STATE	ZIP CODE
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT		CITY	STATE ZIP CODE CA
D. THE ADDRESS OF THE GENERAL PARTNER(S)
NAME	ADDRESS	CITYAND STATE	ZIP CODE
E. NAME CHANGE OF GENERAL PARTNER(S)		TO:
FROM:
F. GENERAL PARTNER(S) CESSATION
G. NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITYAND STATE	ZIP CODE
H. THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP
NAME	ADDRESS	CITY AND STATE	ZIP CODE
I. THE NAME OF THE AGENT FOR SERVICES OF PROCESS
J. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA IF AN INDIVIDUAL		CITY	STATE ZIP CODE CA
K. NUMBER OF GENERAL PARTNERS SIGNATURES RECEIVED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION CONTINUATION AND CANCELLATION:
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES IS NECESSARY):
4. I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Paul Lierman	President, Ladbroks Gaming California, Inc., General Partner
SIGNATURES OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON

Paul Lierman	Feb 21, 2006
TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE
SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON
TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE

LP-2 (REV 03/2006)	APPROVED BY SECRETARY OF STATE